                                                                   Exhibit 10.24

                        THIRD LOAN MODIFICATION AGREEMENT


         This Third Loan Modification Agreement is entered into as of November 30, 1999, by and between ALLAIRE CORPORATION, a Delaware corporation with its principal place of business at One Alewife Center, Cambridge, Massachusetts 02140 ("Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02481, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of March 26, 1998, evidenced by, among other documents, a certain Loan and Security Agreement dated as of March 26, 1998, as amended by certain Loan Modification Agreements dated as of August 6, 1998 and December 9, 1998 (as amended, the "Loan Agreement"). The Loan Agreement established in favor of the Borrower a revolving line of credit in the maximum principal amount of Two Million Dollars ($2,000,000.00) (the "Committed Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.       DESCRIPTION OF CHANGE IN TERMS.

         1.       MODIFICATION(S) TO LOAN AGREEMENT.

                  1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                     ""Committed Revolving Line" means a credit extension of up to Two Million Dollars ($2,000,000.00)."

                           and inserting in lieu thereof the following:

                                     ""Committed Revolving Line" means a credit extension of up to Twelve Million Five Hundred Thousand Dollars ($12,500,000.00), less the face amount of outstanding Letters of Credit issued pursuant to Section 2.1.2 hereof."

                  2. The Loan Agreement shall be amended by inserting immediately after the definition of "ERISA" appearing in Section 1.1 thereof the following definitions:

                                     ""Exchange Contract" has the meaning set forth in Section 2.1.3.

                                     "Foreign Exchange Reserve" has the meaning set forth in Section 2.1.3."

                  3. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                                     ""Maturity Date" means the earlier of (i)
                                     March 26, 1999 or (ii) the Equity Event."

                           and inserting in lieu thereof the following:

                                     ""Maturity Date" means November 30, 2000."

                  4. The Loan Agreement shall be amended by deleting the following text appearing as the first sentence of
                           Section 2.1.1(a) thereof:

                                    "Subject to and upon the terms and
                                    conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit)."

                           and inserting in lieu thereof the following:

                                    "Subject to and upon the terms and
                                    conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed (i) the Committed Revolving Line or the Borrowing Base, whichever is less, minus (ii) the Foreign Exchange Reserve."

                  5. The Loan Agreement shall be amended by deleting the following text appearing as paragraph (a) in Section
                           2.1.2 thereof entitled "Letters of Credit":

                                    "Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, minus (ii) the then outstanding principal balance of the Advances; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed Eight Hundred Thousand Dollars ($800,000.00). Each Letter of Credit shall have an expiry date no later the Maturity Date. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement."

                           and inserting in lieu thereof the following:

                                    "Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower provided that the aggregate outstanding face amount of such Letters of Credit shall not exceed (i) the Committed Revolving Line, minus (ii) the then outstanding principal balance of the Advances, Foreign Exchange Reserve, and all other Obligations hereunder (exclusive of undrawn Letters of Credit). Each Letter of

                                    Credit shall have an expiry date no later than two hundred seventy (270) days after the Maturity Date provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Maturity Date if the term of this Agreement is not extended by Bank. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement."

                  6. The Loan Agreement shall be amended by inserting immediately after Section 2.1.2 thereof the following new section entitled "Foreign Exchange Contracts; Foreign Exchange Settlements":

                                     "2.1.3 FOREIGN EXCHANGE CONTRACT; FOREIGN
                                     EXCHANGE SETTLEMENTS.

                                    (a) Subject to the terms of this Agreement, Borrower may enter into foreign exchange contracts with the Bank (the "Exchange Contracts") not to exceed an aggregate amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) (the "Contract Limit"), pursuant to which Bank shall sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower shall not request any Exchange Contracts at any time it is out of compliance with any of the provisions of this Agreement. All Exchange Contracts must provide for delivery of settlement on or before the Maturity Date. The amount available under the Committed Revolving Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, 10% of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two business days after the Determination Date, 100% of the gross amount of the Exchange Contracts.

                                    (b) Bank may, in its discretion, terminate the Exchange Contracts at any time (a) that an Event of Default occurs or (b) that there is no sufficient availability under the Committed Revolving Line and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts, and without limitation of any applicable indemnities, Borrower agrees to reimburse Bank for any and all fees, costs and expenses relating thereto or arising in connection therewith.

                                    (c) Borrower shall not permit the total
                                    gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two business day period to be more than $300,000.00 (the "Settlement Limit") nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit. Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may be increased above the

                                    Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit under either of the following circumstances:

                                            (i) if there is sufficient
                                            availability under the Committed
                                            Revolving Line in the amount of the
                                            Foreign Exchange Reserve as of each
                                            Determination Date, provided that
                                            Bank in advance shall reserve the
                                            full amount of the Foreign Exchange
                                            Reserve against the Committed
                                            Revolving Line; or

                                            (ii) if there is insufficient
                                            availability under the Committed
                                            Revolving Line, as to settlements
                                            within any two (2) business day
                                            period, provided that Bank, in its
                                            sole discretion, may: (A) verify
                                            good funds overseas prior to
                                            crediting Borrower's deposit account
                                            with Bank (in the case of Borrower's
                                            sale of foreign currency); or (B)
                                            debit Borrower's deposit account
                                            with Bank prior to delivering
                                            foreign currency overseas (in the
                                            case of Borrower's purchase of
                                            foreign currency).

                                    (d) In the case of Borrower's purchase of foreign currency, Borrower in advance shall instruct Bank upon settlement either to treat the settlement amount as an advance under the Committed Revolving Line, or to debit Borrower's account for the amount settled.

                                    (e) Borrower shall execute all standard form applications and agreements of Bank in connection with the Exchange Contracts and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Exchange Contracts.

                                    (f) Without limiting any of the other terms of this Agreement or any such standard form applications and agreement of Bank, Borrower agrees to indemnify Bank and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, reasonable attorneys' fees and any costs arising out of the failure of the Borrower to fulfill its obligations on a timely basis) which the Bank incurs arising out of or in any way relating to any of the Exchange Contracts or any transactions contemplated thereby (collectively, the "Foreign Exchange Costs"), provided, however, in no event shall the Borrower be responsible for Foreign Exchange Costs to the extent (i) caused by the Bank's gross negligence or willful misconduct, or (ii) attributable to Exchange Contracts entered into by the Bank for the benefit of other parties."

                  7. The Loan Agreement shall be amended by deleting the following text appearing as Section 2.2 thereof entitled "Overadvances":

                                    "2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section
                                    2.1.1 or 2.1.2 of this Agreement is greater than the lesser of (i) the

                                     Committed Revolving Line or (ii) the
                                     Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess."

                           and inserting in lieu thereof the following:

                                     "2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section
                                     2.1.1 and 2.1.3 of this Agreement is
                                     greater than: (a) the lesser of (i) the
                                     Committed Revolving Line or (ii) the
                                     Borrowing Base, minus (b) the Foreign
                                     Exchange Reserve, Borrower shall
                                     immediately pay to Bank, in cash, the
                                     amount of such excess."


                  8. The Loan Agreement shall be amended by deleting the following text appearing as Section 2.3(a) thereof entitled "Interest Rate":

                                     "(a) INTEREST RATE. Except as set forth in
                                     Section 2.3(b), any Advances shall bear
                                     interest, on the average daily balance
                                     thereof, at a per annum rate equal to One percentage point (1.00%) above the Prime Rate."

                           and inserting in lieu thereof the following:

                                     "(a) INTEREST RATE. Except as set forth in
                                     Section 2.3(b), any Advances shall bear
                                     interest, effective as of November 30,
                                     1999, on the average daily balance thereof, at a per annum rate equal to the Prime Rate."

                  9.       The Loan Agreement shall be amended by deleting
                           Section 6.3 in its entirety and inserting in lieu thereof the following:

                                    "6.3 FINANCIAL STATEMENTS, REPORTS,
                                    CERTIFICATES. Borrower shall deliver to
                                    Bank: (a) as soon as available, but in any event within forty-five (45) days after the end of each quarter, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand

                                    Dollars ($100,000) or more; and (d) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

                                            Within twenty-five (25) days after
                                    the last day of each month with respect to which either (i) Obligations under the Committed Revolving Line are outstanding, or
                                    (ii) Advances were made or Letters of Credit were issued, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of EXHIBIT C hereto, together with aged listings of accounts receivable (by invoice date).

                                            Within forty-five (45) days after
                                    the last day of each quarter, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto.

                                            Bank shall have a right from time to
                                    time hereafter to audit Borrower's Accounts at Borrower's expense (subject to Section 2.5(c)), provided that such audits will be conducted no more often than every twelve
                                    (12) months unless an Event of Default has occurred and is continuing."

                  10. The Loan Agreement shall be amended by deleting Sections 6.8 and 6.9 in their entirety and inserting in lieu thereof the following: 1.

                                    "6.8 ADJUSTED QUICK RATIO. Borrower shall maintain, as of the last day of each quarter with respect to which either (i) Obligations under the Committed Revolving Line are outstanding, or (ii) Advances were made or Letters of Credit were issued, a ratio of Quick Assets to Current Liabilities of at least 2.0 to 1.0. For calculation purposes of this Section 6.8, Current Liabilities shall (i) exclude "deferred maintenance revenue" and (ii) include all Credit Extensions under this Loan and Security Agreement.

                  11. The Loan Agreement shall be amended by deleting the following text appearing as the second sentence of
                           Section 7.2 entitled "Changes in Business, Ownership, or Management, Business
                           Locations":

                                    "Borrower will not, without at least thirty
                                    (30) days prior written notification to
                                    Bank, issue any equity (other than in
                                    conjunction with stock-based awards granted under the Borrower's 1997 Stock Incentive
                                    Plan) relocate its chief executive office or add any new offices or business locations."

                           and inserting in lieu thereof the following:

                                   "Borrower will not, without at least thirty
                                    (30) days prior written notification to
                                    Bank, issue any equity which results in a material change in ownership or management (other than in conjunction with stock-based awards granted under the Borrower's Stock Incentive Plans), relocate its chief executive office or add any new offices or business locations."

                  12. The Loan Agreement shall be amended by deleting the following text appearing in Section 7.3 thereof entitled "Mergers or Acquisitions":

                                    "and (iv) the aggregate purchase price for such transaction(s) will be a maximum amount of $1,000,000.00,"

                  13. The Loan Agreement shall be amended by deleting the following text appearing as Section 7.6 thereof:

                                    "7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock (other than distributions and payments made in conjunction with stock-based awards granted under the Borrower's 1997 Stock Incentive
                                    Plan)."

                           and inserting in lieu thereof the following:

                                    "7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock (other than distributions and payments made in conjunction with stock-based awards granted under the Borrower's Stock Incentive Plans)."

                  14. The Loan Agreement shall be amended by inserting therein the following text to appear as the last paragraph of Section 9.1 entitled "Rights and Remedies":

                                    "(k) Liquidate any Exchange Contracts not yet settled and demand that Borrower immediately deposit cash with Bank in an amount sufficient to cover any losses incurred by Bank due to liquidation of the Exchange Contracts at the then prevailing market price."

                  15. The Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Negative Pledge Agreement dated as of March 26, 1998 between Borrower and Bank, and acknowledges, confirms and agrees that said Negative Pledge Agreement shall remain in full force and effect.

                  16. The Borrowing Base Certificate appearing as EXHIBIT C to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.

                  17. The Compliance Certificate appearing as EXHIBIT D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as EXHIBIT B hereto.

4. FEE. Borrower shall pay to Bank a modification fee equal to Thirty-One Thousand Two Hundred Fifty Dollars ($31,250.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                   BANK:

ALLAIRE CORPORATION                         SILICON VALLEY BANK, doing
                                            business as SILICON VALLEY EAST


By: /s/ David A. Gerth                      By: /s/ Michael Tramack
    -----------------------------------         --------------------------------

Name: David A. Gerth                        Name: Michael Tramack
    -----------------------------------         --------------------------------

Title: CFO                                  Title: Assistant Vice President
    -----------------------------------         --------------------------------


                                            SILICON VALLEY BANK

                                            By: /s/ Michael Jordan
                                                --------------------------------

                                            Name: Michael Jordan
                                                --------------------------------

                                            Title: AVP
                                                --------------------------------
                                                (signed in Santa Clara County,
                                                 California)

                                    EXHIBIT A
                           BORROWING BASE CERTIFICATE

Borrower:    ALLAIRE CORPORATION                     Bank:   Silicon Valley Bank

Commitment Amount: $12,500,000.00, less the face amount of outstanding Letters of Credit issued pursuant to Section 2.1.2

ACCOUNTS RECEIVABLE

1)       Accounts Receivable Book Value as of              $
                                              --------      --------------------
2)       Additions (please explain on reverse)             $
                                                            --------------------
3)       TOTAL ACCOUNTS RECEIVABLE                         $
                                                            --------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

4)       Amounts over 90 days due                           $
                                                             -------------------
5)       Balance of 50% over 90 day accounts                $
                                                             -------------------
6)       Concentration Limits                               $
                                                             -------------------
7)       Foreign Accounts                                   $
                                                             -------------------
8)       Governmental Accounts                              $
                                                             -------------------
9)       Contra Accounts                                    $
                                                             -------------------
10)      Promotion or Demo Accounts                         $
                                                             -------------------
11)      Intercompany/Employee Accounts                     $
                                                             -------------------
12)      Other (please explain on reverse)                  $
                                                             -------------------
13)      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS               $
                                                             -------------------
14)      Eligible Accounts (#3 minus #13)                   $
                                                             -------------------
15)      LOAN VALUE OF ACCOUNTS (80.0% of #14)              $
                                                             -------------------

BALANCES

16)      Maximum Loan Amount                                $
                                                             -------------------
17)      Total Funds Available [Lesser of #16 or #15]       $
                                                             -------------------
18)      Present balance owing on Line of Credit            $
                                                             -------------------
19)      Outstanding under Sublimits (F/E)                  $
                                                             -------------------
20)      RESERVE POSITION (#17 minus #18 and #19)           $
                                                             -------------------

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:                            ==================================
                                                BANK USE ONLY
                                     ==================================
---------------------------
                                      RECEIVED BY:____________________
By: _______________________
       Authorized Signer              DATE:________________

                                      REVIEWED BY:____________________

                                      COMPLIANCE STATUS:  YES / NO

                                     ===================================

                                    EXHIBIT B
                             COMPLIANCE CERTIFICATE

TO:               SILICON VALLEY BANK

FROM:             ALLAIRE CORPORATION

         The undersigned authorized officer of ALLAIRE CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

  PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

         REPORTING COVENANT                          REQUIRED                           COMPLIES
         ------------------                          --------                           --------
         Financial statements & CC          Quarterly 45 days                            Yes   No
         Annual (CPA Audited)               FYE within 120 days (w/ CC)                  Yes   No
         Monthly BBC & A/R Agings           Monthly within 25 days (when borrowing)      Yes   No
                        (by invoice date)



         FINANCIAL COVENANT                          REQUIRED                    ACTUAL       COMPLIES
         ------------------                          --------                    ------       --------

         Maintain (quarterly):

         Minimum Adjusted Quick Ratio                2.0:1.0 (when borrowing)    ____:1.0      Yes   No

         Minimum Tangible Net Worth                  $1,5000,000                 $________     Yes   No
                                                      (when borrowing)




                                      ==================================
                                                 BANK USE ONLY
                                      ==================================

                                       RECEIVED BY:____________________

                                       DATE:________________

                                       REVIEWED BY:____________________

                                       COMPLIANCE STATUS:  YES / NO

                                      ===================================


COMMENTS REGARDING EXCEPTIONS:

Sincerely,

___________________    Date:_______________
SIGNATURE


------------------------
TITLE